UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2018

Jones Soda Co.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-28820	52-2336602
(Commission File Number)	(IRS Employer Identification No.)

66 S. Hanford Street, Suite 150 Seattle, Washington	98134
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On April 18, 2018, Jones Soda Co., a Washington corporation (the “Company”), completed the second and final closing (the “Second Closing”) of the private placement previously disclosed on its Form 8-K filed with the Securities Exchange Commission on March 27, 2018 (the “March Form 8-K”). At the Second Closing, the Company issued additional convertible subordinated promissory notes with an aggregate principal amount of $120,000 (the “Convertible Notes”) to five additional accredited investors, pursuant to the terms of a Note Purchase Agreement (“Note Purchase Agreement”). Eric Chastain, Chief Operating Officer of the Company, Max Schroedl, Chief Financial Officer of the Company, and Steve Gress, Executive Vice President of Sales of the Company, were among the group of accredited investors who participated in the Second Closing.

Copies of the forms of the Convertible Note, Note Purchase Agreement, and Registration Rights Agreement are attached to the March Form 8-K as Exhibits 10.1,  10.2 and 10.3, respectively, and incorporated by reference herein.

The issuance and sale of the Convertible Notes described in this Current Report is exempt from registration under the Securities Act, pursuant to, inter alia, Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of these securities and is not offering securities to the public in connection with this issuance and sale.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained or incorporated in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The information contained or incorporated in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Convertible Note (Previously filed with, and incorporated herein by reference to, Exhibit 10.1 to our current report on Form 8-K, filed on March 27, 2018).
10.2

Form of Note Purchase Agreement, by and among the Company and the accredited investors a party thereto (Previously filed with, and incorporated herein by reference to, Exhibit 10.2 to our current report on Form 8-K, filed on March 27, 2018).

10.3

Form of Registration Rights Agreement, by and among the Company and the accredited investors a party thereto (Previously filed with, and incorporated herein by reference to, Exhibit 10.3 to our current report on Form 8-K, filed on March 27, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO. (Registrant)

April 24, 2018	By:	/s/ Max Schroedl
Max Schroedl, Chief Financial Officer